Annual Report

Short-Term
U.S. Government
Fund

May 31, 2000

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Short-Term U.S. Government Fund

o The Federal Reserve raised interest rates repeatedly throughout the past year, crimping returns on short-term bonds.

o Your fund posted modest returns in line with its benchmarks for the year, but lagged in the past six months.

o Selected mortgage-backed, asset-backed, and corporate securities offer attractive yields and high credit quality.

o The Fed seems to be achieving its goal of slowing the economy, but another rate hike may still be on the horizon.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Bond prices fell and interest rates rose during the past year due to persistent strength in the U.S. economy, revived global growth, and mounting cost pressures. The Federal Reserve raised its target for the key federal funds rate six times over the past 12 months in an effort to slow U.S. growth and forestall potential inflation. Bond funds-especially those with a short-term focus-struggled to make headway in this environment. The Short-Term U.S. Government Fund posted a modest total return comparable to its benchmarks in the 12 months ended May 31.


MARKET ENVIRONMENT

Interest Rate Levels
--------------------------------------------------------------------------------

                  2-Year              5-Year               1-Year
                  Treasury Note       Treasury Note        Treasury Bill


5/31/99           5.35                5.51                 4.93
                  5.61                5.76                 5.11
                  5.59                5.75                 5.07
8/99              5.61                5.71                 5.19
                  5.66                5.81                 5.24
                  5.92                6.09                 5.51
11/99             5.96                6.03                 5.65
                  6.22                6.33                 5.95
                  6.48                6.63                 6.17
2/00              6.54                6.59                 6.22
                  6.57                6.42                 6.30
                  6.53                6.42                 6.19
5/31/00           6.77                6.65                 6.28

The past year was volatile for the financial markets, which had to contend with a number of unusual factors including the white-hot economy and the Fed's aggressive efforts to cool it off. Robust demand for goods and services in the U.S. combined with a recovery of demand overseas raised concern within the Fed and elsewhere that the domestic economy could overheat and revive inflation. In the first quarter of 2000, GDP grew at an annual rate of 5.4%, while the jobless rate, currently at 4.1%, hovered near 30-year lows. Foreign demand for U.S. exports grew 8% in the first quarter compared with the year-earlier period, while forecasts for growth outside the U.S. are at their highest levels in years. To date, inflation has risen only modestly from the extremely low levels registered in large part due to the overseas economic and financial crises of 1997-98. The consumer price index rose 3.1% in May compared with May 1999. Excluding the volatile food and energy components, core CPI rose just 2.4% for the month compared with the year-earlier period.

The Fed increased the federal funds rate 1.75 percentage points, to 6.5%, during the year-above the peak target set during the Fed's last tightening cycle, which ended in 1995. With the economy showing few signs of deceleration after five quarter-point rate hikes, the central bank increased rates a half point on May
16. Short-term bonds invariably suffer when the Fed increases interest costs. Data released in late May and early June, however, did suggest a slowing economy, and investors began to feel that the Fed was nearing the end of its rate-hike program.

Against this backdrop, Treasury issuance plunged, and in fact, the Treasury Department began a $30 billion debt repurchase program in early 2000. Several years of greater-than-expected federal budget surpluses had made it possible to reduce the supply of Treasury debt. As a result, the 30-year Treasury bond yield peaked in mid-January at about 6.75%, well before any letup to Fed rate hikes was in sight. The yield fell as low as 5.69% in early April, as market participants feared a shortage of long-term Treasuries. By the end of the period, the 30-year Treasury bond yielded 6.00%, up only modestly from the 5.80% level on May 31, 1999. Yields on short-term Treasuries rose far more during the year, with the 1-year Treasury bill yield rising 1.35 percentage points to 6.28%, as shown in the chart on page 1. The Treasury yield curve inverted as a result, with short-term securities yielding more than long-term bonds. (The yield curve is a line plotting the yields on bonds from short to long maturities.) Two-year Treasury note yields increased 1.42 percentage points to 6.77%, higher even than 5-year yields. These developments were not positive for short-term debt funds since bond prices fall as yields rise. For the first time in recent history, the Treasury yield curve inversion occurred in response to a reduction in outstanding Treasury debt, rather than to concerns about economic slowing as is normally the case.

Mortgage performance was mixed: rates rose during the period but eased off after reaching two-year highs in February. Mortgage- and asset-backed securities were the top-performing sectors outside of Treasuries over the past year and six months.


PERFORMANCE AND STRATEGY REVIEW

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended  5/31/00                                 6 Months    12 Months
--------------------------------------------------------------------------------

Short-Term
U.S. Government Fund                                       1.35%        3.23%

Salomon Smith Barney 2-Year
Treasury Note Index                                        1.63         3.26

Lipper Average of Short
U.S. Government Funds                                      1.98         3.49

In a difficult environment for short-term bonds, your fund posted modest total returns for the 6- and 12-month periods ended May 31, 2000. Results were comparable to the benchmarks for the year, but fell short for the six months. Your returns were provided entirely by dividend income over both periods. As a result of rising interest rates, the fund's share price declined $0.11 during the year, from $4.60 to $4.49 at the end of the period. Rising dividend income per share of $0.26 (up a penny from the year ended May 31, 1999) overcame the decline in net asset value. The fund's six-month dividend yield rose to 5.87% from 5.51% on November 30.

Although we entered the latest six-month period with a duration we consider neutral versus our peers (2.2 years), we reduced duration even further as the period progressed. (Duration is a measure of a bond fund's sensitivity to interest rates; for example, a duration of two years means the fund's share price will rise or fall about 2% for each one-percentage-point fall or rise in interest rates.) Unfortunately, we did not move quickly enough to reduce interest rate sensitivity, and this hurt performance.

The silver lining in an environment of sharply rising short-term interest rates, of course, is rising income for shareholders. During the past six months, we positioned the portfolio in high-quality instruments that offer attractive yield advantages over Treasuries and reliable payment streams. Meanwhile, we significantly reduced the fund's allocation to Treasuries during the period, as reflected in the decline of U.S. government obligations from 25% to 16% as of May 31, shown in the table on page 6. Exposure to mortgage-backed securities remained steady at 50%, and within that sector we are focused on collateralized mortgage obligations (CMOs) that are protected against prepayment risk. (CMOs are securities backed by pools of mortgages. When homeowners refinance, they pay off their existing mortgages and replace them with lower interest mortgages. In substantial numbers, homeowner refinancing, or prepayment, can hurt the value of mortgage-backed securities by reducing their yields. Certain types of CMOs are structured so that their payment streams are buffered against prepayments.) In addition, we also emphasized securities backed by commercial mortgages, which are less interest rate sensitive than residential mortgages.

The fund's exposure to asset-backed securities also rose during the past six months, to 18% from 11%. Structured securities backed by credit card debt and automobile loans offer top-quality credit ratings (AAA) and yet have yields well in excess of AAA corporate short-term debt. These instruments also have high liquidity, meaning they can be bought and sold easily with minimal impact on their prices. We also own some floating-rate securities backed by credit cards. The floating-rate feature causes these instruments to increase their coupon payments when interest rates rise, thus increasing their total returns.

Going forward, we plan to retain our defensive duration posture as we feel the Fed will probably increase rates at least once more before year-end. We continue to look for added value in the mortgage, corporate, and asset-backed sectors and to focus on highly liquid securities.


OUTLOOK

The economic environment may continue to provide some surprises for fixed-income investors, but we believe the Fed is well on its way toward successfully orchestrating a soft landing. Economic data released in late May and early June suggest that GDP is set to slow in the second quarter, after growing at an amazingly fast clip the previous three quarters, and that upward pressure on wages and other costs appears to be peaking. Unemployment even rose two-tenths of a percentage point in May, albeit from historic lows. A slowdown in the economy does not necessarily signal lower rates soon. Even a 4% annualized GDP growth rate would be high by historical standards, and lower rates could quickly reignite stock market exuberance and fuel economic activity. With this in mind, we continue to focus on sector and security selection while remaining cautious on the overall direction of interest rates.

We expect economic growth to moderate and inflation to remain stable. The combination of sound fiscal policy, as reflected in the federal budget surplus, and effective monetary policy suggests reduced upward pressure on interest rates going forward. At current levels, selected short-term mortgage- and asset-backed securities offer highly attractive yields and the prospect of strong total returns with limited risk in the years ahead.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Connice A. Bavely
President and Chairman of the Investment Advisory Committee

June 23, 2000


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

Key Statistics

                                                       11/30/99      5/31/00

Price Per Share                                      $     4.56   $     4.49

Dividends Per Share
  For 6 months                                             0.12         0.13
  For 12 months                                            0.25         0.26

  Dividend Yield *
  For 6 months                                             5.51%        5.87%
  For 12 months                                            5.59         5.81

30-Day Standardized Yield                                  5.69         6.48

Weighted Average Maturity (years)                           2.6          2.3

Weighted Average Effective Duration (years)                 2.2          1.7

Weighted Average Quality **                                 AAA         AAA-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.

**   Based on T. Rowe Price research.


Sector Diversification

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                       11/30/99      5/31/00

Mortgage-Backed Securities                                   50%          50%

Asset-Backed Securities                                      11           18

U.S. Government Obligations                                  25           16

Short-Term Obligations                                        7           10

Corporate Bonds and Notes                                     7            6

Other Assets Less Liabilities                                --           --

Total                                                       100%         100%


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SHORT-TERM U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
                  Salomon Smith Barney
                  2-Year Treasury                    Short-Term Fund
                  Note Index                         U.S. Government Fund

9/30/91           10,000                             10,000
5/92              10,562                             10,440
5/93              11,325                             10,682
5/94              11,554                             10,823
5/95              12,426                             11,488
5/96              13,035                             11,983
5/97              13,896                             12,810
5/98              14,843                             13,670
5/99              15,493                             14,270
5/00              15,998                             14,731

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since    Inception
Periods Ended 5/31/00      1 Year   3 Years    5 Years   Inception         Date

Short-Term U.S.
Government Fund             3.23%     4.77%      5.10%       4.57%      9/30/91

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             Year
                            Ended
                          5/31/00    5/31/99    5/31/98    5/31/97    5/31/96

NET ASSET VALUE
Beginning of period      $   4.60   $   4.65   $   4.62   $   4.59   $   4.67

Investment activities
  Net investment
  income(osss)               0.26*      0.25*      0.27*      0.28*      0.28*
  Net realized and
  unrealized gain (loss)    (0.11)     (0.05)      0.03       0.03

  Total from
  investment activities      0.15       0.20       0.30       0.31       0.20

Distributions
  Net investment income     (0.26)     (0.25)     (0.27)     (0.27)     (0.27)
  Tax return of capital      --         --         --        (0.01)     (0.01)

  Total distributions       (0.26)     (0.25)     (0.27)     (0.28)     (0.28)

NET ASSET VALUE
End of period            $   4.49   $   4.60   $   4.65   $   4.62   $   4.59
                         ----------------------------------------------------

Ratios/Supplemental Data
Total return(diamond)        3.23%*     4.39%*     6.71%*     6.90%*     4.31%*

Ratio of total expenses
to average net assets        0.70%*     0.70%*     0.70%      0.70%      0.70%*

Ratio of net investment
income (loss) to average
net assets                   5.60%*     5.42%*     5.88%*     6.05%*     5.93%*

Portfolio turnover rate      54.7%     145.3%     107.5%      82.9%     152.8%

Net assets,
end of period
(in thousands)           $123,499   $134,227   $109,863   $ 92,697   $ 98,529

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 0.70% voluntary expense limitation in effect through 5/31/00.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
                                                                   May 31, 2000

Statement of Net Assets                              Par/Shares        Value
--------------------------------------------------------------------------------
                                                              In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  45.1%

U.S. Government Agency ARM  1.7%

Federal National Mortgage Assn.
     5.875%, 8/1/17                                  $       42   $       41

     6.125%, 11/1/17                                         55           54

     6.149%, 3/1/19                                           7            7

     6.151%, 5/1/17 - 5/1/31                                854          830

     6.21%, 3/1/18                                           22           21

     6.217%, 12/1/16 - 7/1/27                               479          464

     6.227%, 5/1/24                                          86           83

     6.244%, 3/1/20                                          63           62

     6.25%, 6/1 - 7/1/18                                    118          115

     6.252%, 12/1/17 - 11/1/20                              280          272

     6.817%, 10/1/14                                          9            9

     7.93%, 11/1/21                                         121          121

                                                                       2,079

U.S. Government Agency Obligations  34.8%

Federal Home Loan Mortgage
     7.75%, 8/15/21                                       1,847        1,837

  5 year balloon
     6.50%, 9/1/02                                        2,302        2,262

     7.00%, 9/1/01                                        1,230        1,221

  7 year balloon
     6.50%, 8/1 - 12/1/03                                 1,483        1,435

     7.00%, 8/1/01                                          600          596

  REMIC
     5.60%, 1/15/08                                       2,000        1,960

     5.75%, 6/15/10                                       1,877        1,840

     5.85%, 11/15/17                                         48           48

Federal National Mortgage Assn
     6.00%, 7/1/13 - 11/18/17                             7,193        6,896

  7 year balloon
     7.00%, 6/1 - 9/1/03                                  3,080        3,007

     7.50%, 8/1/01                                           88           88

Federal National Mortgage Assn.
         REMIC
     5.75%, 6/25/06                                  $      212   $      211

     6.00%, 10/18/14 - 5/18/17                            6,000        5,843

     6.10%, 8/25/21                                       1,205        1,180

     6.50%, 6/18/11                                       5,000        4,814

     7.00%, 4/18/22                                       4,000        3,961

     Principal Only, 9/25/00 - 10/25/03                   5,193        4,503

     Inverse Floater, VR, 6.243%, 10/25/21                1,359        1,264

                                                                      42,966

U.S. Government Guaranteed Obligations  8.6%

Government National Mortgage Assn.
  I
     7.00%, 9/15/12                                       1,919        1,871

     11.50%, 3/15/10 - 12/15/15                           1,321        1,450

  REMIC
     6.00%, 10/16/25                                      5,000        4,733

     9.00%, 7/20/23                                       2,585        2,592

                                                                      10,646

Total U.S. Government Mortgage-Backed
Securities (Cost $57,667)                                             55,691


NON-GOVERNMENT ASSET-BACKED
SECURITIES  22.6%

Auto-Backed  7.7%

BMW Vehicle Owner Trust,
  6.54%, 4/25/04                                          1,250        1,226

CIT RV Trust, 6.35%, 4/15/11                              1,500        1,487

Ford Credit Auto Owner Trust,
  6.40%, 10/15/02                                         1,300        1,287

MMCA Automobile Trust,
  6.80%, 8/15/03                                          1,500        1,494

Nissan Auto Receivables,
  7.17%, 8/15/04                                          1,000          994

Onyx Acceptance Auto Trust,
  6.76%, 5/15/04                                          2,000        1,970

WFS Financial Owner Trust,
  7.41%, 9/20/07                                          1,000          990

                                                                       9,448

Commercial Mortgage Backed  2.2%

GMAC Commercial Mortgage Securities,
  6.15%, 5/15/35                                          1,804        1,714

Prudential Securities, 6.074%, 1/15/08                    1,108        1,039

                                                                       2,753

Credit Card-Backed  5.1%

Circuit City Credit Card Master Trust,
  6.753%, 2/15/06                                    $    1,500   $    1,500

Prime Credit Card Master Trust,
  6.75%, 11/15/05                                         2,000        1,977

Wachovia Credit Card Master Trust,
  6.673%, 8/15/06                                         1,300        1,298

World Financial Network Credit Master Trust,
  6.8525%, 7/15/06                                        1,500        1,499

                                                                       6,274

Home Equity Loans-Backed  2.5%

EQCC Home Equity Loan Trust,
  6.159%, 4/15/08                                         2,020        1,924

Saxon Asset Securities Trust,
  6.73%, 2/25/27                                          1,207        1,164

                                                                       3,088

Miscellaneous Receivables  1.1%

Puget Sound Energy Conservation,
  6.23%, 7/11/02                                          1,410        1,386

                                                                       1,386

Receivables-Backed  3.1%

Advanta Equipment Receivables,
  7.56%, 2/15/07                                            840          836

Case Equipment Loan Trust,
  5.77%, 8/15/05                                          1,500        1,441

Heller Equipment Asset Trust,
  6.65%, 3/14/04                                          1,500        1,485

                                                                       3,762

Stranded Asset  0.8%

Peco Energy Transition Trust,
  6.4475%, 3/1/06                                         1,000          998

                                                                         998

Whole Loans Backed  0.1%

Ryland Mercury Savings Trust,
  6.114%, 10/25/18                                          181          180

                                                                         180

Total Asset-Backed Securities (Cost $28,204)                          27,889


U.S. GOVERNMENT OBLIGATIONS/AGENCIES  16.1%

U.S. Government Guaranteed Obligations  2.3%

Federal Home Loan Mortgage, Deb.,
  5.50%, 5/15/02                                          3,000        2,902

                                                                       2,902

U.S. Treasury Obligations  13.8%

U.S. Treasury Inflation-Indexed Notes,
  3.625%, 7/15/02                                         8,010        7,941

U.S. Treasury Notes
     5.75%, 11/30/02                                      1,350        1,320

     6.625%, 4/30/02                                      7,750        7,729

                                                                      16,990

Total U.S. Government Obligations/Agencies
(Cost $20,158)                                                        19,892


CORPORATE BONDS AND NOTES  5.5%

Finance and Credit  1.3%

Associates Corp., MTN,
  6.90%, 7/29/02                                     $    1,600   $    1,578

                                                                       1,578

Investment Dealers  1.0%

Merrill Lynch, 8.00%, 2/1/02                              1,220        1,225

                                                                       1,225

Retail  1.6%

Wal-Mart Stores, Sr. Notes,
  6.15%, 8/10/01                                          2,000        1,974

                                                                       1,974

Telephone  1.6%

Southwestern Bell Telephone,
  6.375%, 4/1/01                                          2,000        1,982

                                                                       1,982

Total Corporate Bonds and Notes (Cost $6,880)                          6,759


SHORT-TERM INVESTMENTS  10.3%

Certificates of Deposit  2.4%

Bank of Montreal, 6.38%, 6/8/00                           1,000        1,000

National Westminster Bank,
  7.26%, 5/9/01                                           1,000          999

Norddeutsche Landesbank,
  7.30%, 5/11/01                                          1,000          999

                                                                       2,998

Commercial Paper  0.8%

Santander Finance, 6.34%, 6/5/00                          1,000          999

                                                                         999

Money Market Funds  7.1%

Government Reserve Investment Fund,
  6.08% #                                                 8,770        8,770

                                                                       8,770

Total Short-Term Investments (Cost $12,769)                           12,767

Total Investments in Securities

99.6% of Net Assets (Cost $125,678)                               $  122,998

Other Assets Less Liabilities                                            501

NET ASSETS                                                        $  123,499
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $     (562)

Accumulated net realized gain/loss -
net of distributions                                                 (13,038)

Net unrealized gain (loss)                                            (2,680)

Paid-in-capital applicable to 27,491,527
shares of $0.01 par value capital stock
outstanding; 1,000,000,000 shares authorized                         139,779

NET ASSETS                                                        $  123,499
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     4.49
                                                                  ----------

              #   Seven-day yield
            ARM   Adjustable Rate Mortgage
Inverse Floater   Inverse floating rate note; interest rate is inversely
                  tied to a published index - rate shown reflects current rate as of 5/31/00.
            MTN   Medium Term Note
          REMIC   Real Estate Mortgage Investment Conduit
             VR   Variable Rate

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                     5/31/00

     Investment Income (Loss)

     Interest income                                              $    8,175

     Expenses
       Investment management                                             474
       Shareholder servicing                                             216
       Custody and accounting                                            133
       Prospectus and shareholder reports                                 41
       Registration                                                       18
       Legal and audit                                                    17
       Directors                                                           6
       Miscellaneous                                                       4

       Total expenses                                                    909
       Expenses paid indirectly                                           (3)

       Net expenses                                                      906

     Net investment income (Loss)                                      7,269

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss) on securities                           (1,922)

     Change in net unrealized gain or loss on securities              (1,273)

     Net realized and unrealized gain (loss)                          (3,195)

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                       $    4,074
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year
                                                          Ended
                                                        5/31/00      5/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $    7,269   $    7,073
  Net realized gain (loss)                               (1,922)        (280)
  Change in net unrealized gain or loss                  (1,273)      (1,543)

  Increase (decrease) in
  net assets from operations                              4,074        5,250

Distributions to shareholders
  Net investment income                                  (7,269)      (7,016)

Capital share transactions *
  Shares sold                                            60,745       84,077
  Distributions reinvested                                6,392        6,135
  Shares redeemed                                       (74,670)     (64,082)

  Increase (decrease) in net
  assets from capital
  share transactions                                     (7,533)      26,130

Net Assets

Increase (decrease) during period                       (10,728)      24,364
Beginning of period                                     134,227      109,863

End of period                                        $  123,499   $  134,227
                                                     -----------------------

*Share information
  Shares sold                                            13,382       17,920
  Distributions reinvested                                1,407        1,311
  Shares redeemed                                       (16,451)     (13,684)

  Increase (decrease) in
  shares outstanding                                     (1,662)       5,547

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
                                                                   May 31, 2000

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Short-Term U.S. Government Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1991. The fund seeks the highest current income consistent with minimal share price fluctuation by investing primarily in a diversified portfolio of short-term U.S. government-backed securities.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $29,505,000 and $14,444,000, respectively, for the year ended May 31, 2000. Purchases and sales of U.S. government securities aggregated $35,233,000 and $67,913,000, respectively, for the year ended May 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2000, the fund has capital loss carryforwards for federal income tax purposes of $12,047,000, of which $5,229,000 expires in 2001, $978,000 in 2002, and $5,840,000 thereafter through 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, primarily the expiration of capital loss carryforwards, the following reclassifications were made during the year ended May 31, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

     Undistributed net realized gain                      $12,085,000
     Paid-in-capital                                      (12,085,000)

     At May 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $125,678,000. Net unrealized loss aggregated $2,680,000 at period-end, of which $110,000 related to appreciated investments and $2,790,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $39,000 was payable at May 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 2000, which would cause the fund's ratio of total expenses to average net assets to exceed 0.70%. Thereafter, through May 31, 2002, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.70%. Pursuant to this agreement, $69,000 of management fees were not accrued by the fund for the year ended May 31, 2000, and $92,000 of management fees remain unaccrued from a prior period.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $275,000 for the year ended May 31, 2000, of which $28,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2000, totaled $592,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Short-Term U.S. Government Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Short-Term U.S. Government Fund, Inc. (the "Fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 19, 2000


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By  touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660
Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price, Invest With Confidence

T. Rowe Price Investment Services, Inc., Distributor.         F69-050  5/31/00